Exhibit 99.2

This Statement on Form 4 is filed by Apollo Management V, L.P., YBR Holdings,
LLC, YBR Netherlands I, L.P., YBR Netherlands II, L.P., Apollo Investment Fund
V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A),
L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG and
Apollo Advisors V, L.P. The principal business address of each of the Reporting
Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management V, L.P.
Date of Event Requiring Statement:  December 17, 2003
Issuer Name and Ticker or Trading Symbol:  Compass Minerals International, Inc.
                                           (CMP)

                                       YBR HOLDINGS, LLC

                                       BY: APOLLO MANAGEMENT V, L.P.
                                           as Manager

                                           By: AIF V MANAGEMENT, INC.
                                               Its General Partner

                                                  By: /s/ Scott M. Kleinman
                                                      --------------------------
                                                      Scott M. Kleinman
                                                      Vice President

                                       YBR NETHERLANDS I, L.P.

                                       BY: YBR HOLDINGS, LLC
                                           Its General Partner

                                           By: APOLLO MANAGEMENT V, L.P.
                                               as Manager

                                           By: AIF V MANAGEMENT, INC.
                                               Its General Partner

                                                  By: /s/ Scott M. Kleinman
                                                      --------------------------
                                                      Scott M. Kleinman
                                                      Vice President

                                       YBR NETHERLANDS II, L.P.

                                       BY: YBR HOLDINGS, LLC
                                           Its General Partner

                                           By: APOLLO MANAGEMENT V, L.P.
                                               as Manager

                                           By: AIF V MANAGEMENT, INC.
                                               Its General Partner

                                                  By: /s/ Scott M. Kleinman
                                                      --------------------------
                                                      Scott M. Kleinman
                                                      Vice President

                                       APOLLO INVESTMENT FUND V, L.P.

                                       By: APOLLO ADVISORS V, L.P.
                                           Its General Partner

                                           By: APOLLO CAPITAL MANAGEMENT V, INC.
                                               Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO OVERSEAS PARTNERS V, L.P.

                                       By: APOLLO ADVISORS V, L.P.
                                           Its General Partner

                                           By: APOLLO CAPITAL MANAGEMENT V, INC.
                                               Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO NETHERLANDS PARTNERS V (A), L.P.

                                       By: APOLLO ADVISORS V, L.P.
                                           Its General Partner

                                           By: APOLLO CAPITAL MANAGEMENT V, INC.
                                               Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO NETHERLANDS PARTNERS V (B), L.P.

                                       By: APOLLO ADVISORS V, L.P.
                                           Its General Partner

                                           By: APOLLO CAPITAL MANAGEMENT V, INC.
                                               Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO GERMAN PARTNERS V GmbH & CO. KG

                                       By: APOLLO ADVISORS V, L.P.
                                           Its General Partner

                                           By: APOLLO CAPITAL MANAGEMENT V, INC.
                                               Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO MANAGEMENT V, L.P.

                                       By: AIF V MANAGEMENT, INC.
                                           Its General Partner

                                                  By: /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President

                                       APOLLO ADVISORS V, L.P.

                                       By: APOLLO CAPITAL MANAGEMENT V, INC.
                                           Its General Partner

                                                By:   /s/ Patricia M. Navis
                                                      --------------------------
                                                      Patricia M. Navis
                                                      Vice President